U.S.I. Holdings Corporation

Investor Day Presentation

November 3, 2004

About Forward-Looking Statements

This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:

- *its business strategy;*
- *its financial strategy;*
- *its future operating results;*
- *the integration of its operations with businesses or assets that it has acquired or may acquire in the future;*
- *competition from others in the insurance agency and brokerage business;*
- *future regulatory actions and conditions in the states in which it conducts its business; and*
- *its plans, objectives, expectations and intentions contained in this document that are not historical.*

All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI's strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI's business strategy, are forward-looking statements. When used in this document, the words "will," "could," "believe," "anticipate," "intend," "estimate," "expect," "project," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements. Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under "Risk Factors", "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.

1

USI

Webcast Participant Questions

If you have questions during the webcast, please email to: maria.slippen@usi.biz

USI Senior Management Team

Name Position Industry Experience Age

David Eslick Chairman, President and CEO 24 45

Tom O’Neil Chief Operating Officer 24 46

Jeff Jones Chief Marketing Officer 27 50

Bob Schneider EVP & Chief Financial Officer 26 50

Ed Bowler Senior VP, Corporate Development 17 48

Ernest Newborn Senior VP, General Counsel and Secretary 15 47

Robert Nesbit Senior VP, Human Resources 1 48

130 years experience – middle market brokerage

Experience with 200+ acquisitions sourced, completed, and integrated

Team has worked together in USI and other brokers for many years

USI Profile

A Market Leader

9th largest U.S. Broker based on 2003 revenues (a)

Leading Benefits Broker (represents 42% of 2003 total revenues)

National Scale with a Local Presence

67 Offices in 19 states 400+ sales professionals

Approximately 60,000 commercial clients

Middle Market Focus

Approximately 1.1 million middle market businesses in the U.S. Predominantly served by local and regional brokers

Buying decisions are made by CEOs and CFOs who value convenience who and comprehensive advice

Broad Product Resources and Distribution Capability

Property & casualty, health & welfare, and financial services welfare, 5 broad product categories – over 20 products and services

Demonstrated Cross-Selling Success

47% of top 400 clients with at least 2 broad product categories

(a) Source: July 2004 Business Insurance magazine

Investment Highlights

Achieve annual cash earnings growth of at least 15%

Consistent organic growth through all market and economic cycles

Diversified revenue mix

Proven, proactive cross-selling capability

Focused strategy for EBITDA margin expansion

21.7% in 2003 28% target

Augment growth with accretive acquisitions

Target at least 10% of prior year’s revenue

Experienced and motivated management team

Substantial        % of personal net worth is in USI equity 5% of USI fully diluted ownership Over 130 years of middle market brokerage experience

Revenue Diversity

Diversified Revenue Mix

Property and Casualty 58%

Group Employee Benefits 35%

Specialized Benefits Services 7%

Total 2003 Revenues = $355 MM

National Scale and Local Presence

USI West Coast 24%

USI Midwest 7%

USI Northeast 44%

USI Southeast 16%

USI Southwest 10%

Corporate

Retail Offices

Key Accomplishments Since IPO

Objectives

De-leverage balance sheet

Clean operational and financial results

5%—10% organic revenue growth over the long term EBITDA margin expansion Acquire $25 million of annualized revenue in 2003 Acquire 10% of prior year’s revenue ($35 million)

Results

Debt/capital ratio reduced from 68.5% pre-IPO to 37.8% at 12/31/03; 36.5% as of 9/30/04 9 consecutive quarters of earnings growth and positive cash flow from operations (after interest expense) with $68.8MM generated since the IPO

??223% earnings growth 2003 over 2002 7.7% average last 4 years, 4.7% in 2003

21.7% 2003 versus 19.3% 2002

Acquired $26 million of annualized revenue in 2003 Acquired $60 million of annualized revenue in the first seven months of 2004

Pipeline in excess of $300 million

USI Has Delivered On Its Commitments

U.S.I. Holdings Corporation

Business Plan

December 2003

Business Planning Process

What is your purpose?

Evaluate the market

Determine how to win in the market Establish goals and objectives Identify the key strategies What are the risks?

Communicate to all associates

Measure leading indicators on a consistent basis

React to changes to maximize achievement

Statement of Purpose

Mission:

The leading distributor of fully-integrated risk management, health and welfare, and financial services solutions to the middle market.

Focus:

A passionate client centric culture, balanced with our responsibilities to our associates, carrier partners, and shareholders.

Result:

USI will exceed our client’s expectations, fulfill career objectives of our associates, become strategic partners with our carriers, and maximize long term shareholder value.

Goals & Objectives

Deliver at least 5% annual organic revenue growth over the long term, through all industry and economic market cycles Increase EBITDA (earnings before interest, taxes, depreciation and amortization) margins by at least 100 basis points per year, to achieve balanced performance and efficiency levels, with an ultimate “run rate” of 28% Augment organic revenue growth through a disciplined acquisition strategy adding at least 10% of prior year’s revenues in annualized acquired business Drive a consistent positive culture and management style throughout the organization Identify, mentor, train, and develop the leadership talent needed to deliver on the long term goals and objectives Maximize long term shareholder value from balanced results

U.S.I. Holdings Corporation

Sales & Sales Management

Goals & Objectives

Deliver at least 5% average annual organic revenue growth over the long term, through all industry and economic market cycles

Increase EBITDA (earnings before interest, taxes, depreciation and amortization) margins by at least 100 basis points per year, to achieve balanced performance and efficiency levels, with an ultimate “run rate” of 28% Augment organic revenue growth through a disciplined acquisition strategy adding at least 10% of prior year’s revenues in annualized acquired business Drive a consistent positive culture and management style throughout the organization Identify, mentor, train, and develop the leadership talent needed to deliver on the long term goals and objectives Maximize long term shareholder value from balanced results

Broad Array of Products and Services Results in Balanced Mix of Business

Insurance Brokerage Segment

Property and Casualty

General Commercial Liability Workers’ Compensation Fidelity and Surety Bonds Professional Liability Personal Lines (Auto, Home, etc.) Affinity Marketing

Group Employee Benefits

Health Life Disability Dental

Defined Contribution Defined Benefit/Actuarial Related Legal/Compliance Employee Benefits Outsourcing

Specialized Benefits Services Segment

Benefits Enrollment and Communication

Core Benefits Voluntary Benefits Section 125 Plans

Flexible Spending Accounts Total Compensation Electronic Surveys Print Communications

Executive and Professional Benefits

Executive Deferral Plans

Bank Owned Life Insurance (BOLI) Company Owned Life Insurance (COLI) Executive Disability Income Insurance Estate Planning Individual Financial Planning

Retention is the Foundation that Drives Organic Growth

Key Retention Strategies

Cross Sell Stewardship

Proven Strategy and Opportunity

Cross-Sell Matrix

Top 15 clients ranked by revenues

Business Property & Casualty Employee Benefits Retirement Core Benefit Enrollment Executive Benefits

Account Pers. Def.

Name Package GL Umbrella Auto WC Surety Health Life Disability Retire/ 401k Voluntary P&C Life Disability Estate Comp

Account 1

Account 2

Account 3

Account 4

Account 5

Account 6

Account 7

Account 8

Account 9

Account 10

Account 11

Account 12

Account 13

Account 14

Account 15

Sold business or currently being provided to client Proposed and pending Blocked or proposed; did not sell the account

Cross-Selling Strategy and Benefits

Strategy

Single distribution point for multiple products and services

Definition of cross-sell must be across five broad product categories

Compensation and recognition practices reinforce cross-selling culture

Aggressive local management of cross selling activities

Cross-selling is a MANDATORY activity

Benefits

Cross-selling leverages relationships by allowing clients to use one trusted advisor for all insurance and employee benefit needs

Improved client retention

Additional revenue from cross-selling enhances organic growth rates

Cross-selling perpetuates revenue diversification by encouraging sales from other product and service categories

Reduced acquisition costs due to leveraging existing relationships

Product diversification and cross selling opportunity is a differentiator in our M&A activities

Increases Organic Revenue Growth,

Improves Client Retention and Perpetuates Revenue Diversification

Cross-Selling Success

# of Product Top 15 Accounts Top 400 Accounts

Categories Sold 2002 2003 2002 2003

1 or more 15 15 400 400

2+ 10 14 173 189

3+ 7 9 66 67

4+ 4 3 25 28

5+ 0 0 0 2

= Increase = Decrease

Cross-Selling Retention Success

LTM thru

9/30/04

# of Product Top Revenue

Categories Sold Accounts Retention

1 182 89%

2 112 91%

3 40 93%

4+ 30 96%

Stewardship

Stewardship clients, accounts with over $50,000+ in revenue make up approximately 1/3 of USI total revenue Predictive client survey for Stewardship accounts Formalized mandatory stewardship process Use of mandatory Best Efforts on all Stewardship accounts (new and existing) Stewardship activity results monitored by corporate

Stewardship Process

Listen to the Client

“What should we keep doing, do more of and do less of ?” Institutionalize the client relationship (“C” level) Develop cross sell opportunities Develop referral opportunities Agree on service plan

Stewardship Retention Success

Retention 2003 = mid 80’s Retention 2004 YTD = 92.3% Business plan target goal = 95%

Overall Retention Success

Financial Impact

Q1 2004 = 87.4% Q2 2004 = 88.6% Q3 2004 = 89.3%

Sales Management

Proactively manage sales behavior, real-time monitoring and forecasting

Standardized weekly sales meetings across all offices Formalized goal setting and pipeline management process Senior management involvement in the sales process Formalized client stewardship process in all regions Standard technology platform for monitoring and forecasting sales

Integrated sales philosophy drives the culture Personal accountability “What you measure and review gets accomplished”

Manager Report Card

The Manager Report card aggregates the Report Card results at the manager level and displays the opportunity pipeline categories for review

Office Sales Report

The Office Sales Report highlights the performance variance for each producer in an office Positive numbers indicate the producer is ahead of goal Negative numbers indicated the producer is behind goal

Stewardship Cross Sell Matrix

The Cross Sell Matrix Grid highlights untapped opportunities ? = Opportunity In Progress X = Sold O = Attempted, not sold

Operating Unit 90-Day Pipeline

Producer Report Card

Drilling down into an item on the Office Sales Report reveals the individual producer’s goals and displays the opportunity pipeline categories for review

Organizational Chart

Dynamically turn your contact list into an Organizational Chart

Cross-Sell Chart

Dynamically turn your opportunity list into a Cross-Sell Chart

Proactively Recruit New Production Talent

Manage our producer pipeline similar to our SFA system

Strict qualification process

Intensive interviews in the field Testing for sales aptitude and skills

Review process that starts in the field and ends with a producer review committee at Corporate

Result September YTD.

37 new producers hired 68 very interested candidates

Organic Growth

20% 10% 0% -10% -20%

Formal stewardship process for all accounts over $50,000 Increase penetration of cross selling across product lines

P&C and benefits provide balance Exposure units mitigate fluctuations

(+4%)

(-4%)

8% of current business Spread revenue versus heaped Acquisition of recurring revenues

(-11%)

(-7%)

(-8%)

(-6%)

(+23%)

(+25%)

(+2%)

Consistent and aggressive sales management nationally SFA for 100% of producers Actively manage pipeline Cross selling is mandatory Proactively recruiting producers Superior solutions for clients “Best Efforts” on large accounts

Lost Business Non-Recurring Gross New Rate / Exp.

Current

Target

Sales & Sales Management Summary

Stewardship – client retention

USI’s passionate client centric focus

Cross Selling

Continued focus, training, measurement, and incentives Increase from 20% of total sales to ultimately 50%

New business production

Proactive management of sales behavior using technology, formalized sales management process, and measurement New producer recruitment

U.S.I Holdings Corporation

Operational Overview

Goals & Objectives

Deliver at least 5% average annual organic revenue growth over the long term, through all industry and economic market cycles

Increase EBITDA (earnings before interest, taxes, depreciation and amortization) margins by at least 100 basis points per year, to achieve balanced performance and efficiency levels, with an ultimate “run rate” of 28%

Augment organic revenue growth through a disciplined acquisition strategy adding at least 10% of prior year’s revenues in annualized acquired business Drive a consistent positive culture and management style throughout the organization Identify, mentor, train, and develop the leadership talent needed to deliver on the long term goals and objectives Maximize long term shareholder value from balanced results

USI Corporate Structure

* Business Plan target for Corporate Expenses is 4.0% of revenue.

Chairman, President & Chief Executive Officer

SVP Corporate Development

EVP & Chief Financial Officer

SVP & Chief Operating Officer

SVP & Chief Marketing Officer

SVP & General Counsel

SVP Human Resources

VP Operations

SVP Sales & Marketing

Assistant General Counsel

SVP Business Transformation

VP Field Operations

VP Carrier Relations

Assistant General Counsel

VP Finance

USI Regional Structure

* Business Plan target for Field EBITDA Margin is 32.0% of revenue.

SVP & Chief Operating Officer

VP Operations

VP Field Operations

Northeast Region

Southeast Region

Spec. Benefits Region

West Coast Region

Southwest Region

Midwest Region

Affinity Region

Organizational Evolution

2004 Year-End

> $100mm Rev. Region 1

> $100mm Rev. Region 2

< $75mm Rev. Region 3

< $75mm Rev. Region 4

< $75mm Rev. Region 5

< $75mm Rev. Region 6

< $75mm Rev. Region 7

* 4 of 7 Regions are near our Field EBITDA margin target of 32.0%.

Business Plan

Region 1 ~ $75mm Rev.

Region 2 ~ $75mm Rev.

Region 3 ~ $75mm Rev.

Region 4 ~ $75mm Rev.

Region 5 ~ $75mm Rev.

Region 6 ~ $75mm Rev.

Region 7 ~ $75mm Rev.

Region 8 ~ $75mm Rev.

Region 9 ~ $75mm Rev.

Region 10 ~ $75mm Rev.

Regional Oversight

Flash Calls – first week of every month CEO Calls – third week of every month Executive Board – every quarter Benchmarks – detailed reporting Budgeting – detailed planning Policy & Procedures – strict compliance

Margin Expansion Goals

60% 50% 40% 30% 20% 10% 0%

3.1% Reduction

54.2 52.5

16.7% Reduction

27.3% Reduction

18.6 15.5

5.5 4.0

21.7 28.0

170 bps Field Comp

310 bps Field Opex

150 bps Corporate

630 bps EBITDA

2003

Target

Compensation Ratios

We track and compare detailed compensation expense ratios for 13 categories across our 25+ operating companies. The high-level summary for our 7 regions is shown below.

Compensaton Expense

Expense Ratio

70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

A B C D E F G

R e g io n s

Note: 2004 Regional Estimates

Compensation Opportunities

We have detailed plans to drive field compensation to target ratios by operating company for each employee category.

Executives

Align executives with regions and operating companies

Increase focus on performance based compensation

Producers

Normalize outlier contracts (10% of total)

Manage developmental producers (10% of total)

Eliminate commissions on small accounts and P/L renewals

Staff

Improve operating efficiency (ongoing single image project)

Consolidate redundant back-office functions

Increase focus on performance based compensation

OpEx Ratios

We track and compare detailed operating expense ratios for 25 categories across our 25+ operating companies. The high-level summary for our 7 regions is shown below.

Operating Expense

Ratio

40.0%

35.0%

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

A B C D E F G

Regins

Note: 2004 Regional Estimates

OpEx Opportunities

We have detailed plans to drive field OpEx to target ratios by operating company for each OpEx category.

Occupancy

Restructure legacy leases

Drive efficiency levels to 250 square feet per person

Reduce lease terms to prevent future problems

Selling

Automate T&E system for better compliance and tracking data to negotiate vendor discounts

Standardize automobile reimbursement levels

Tightly manage advertising and promotions

Other

Review comparative metrics and continually focus on outliers

Reduce use of all professional services

Local executives held to detailed expense targets

Benchmarking Process

We benchmark each of our operating companies against the USI average and also against our target levels.

OpCo 1 OpCo 2 OpCo 25 Average Target Spread

Compensation Expense

(1) Executive Salary % % % % % % xxx

(2) Producer Commissions % % % % % % xxx

(3) through (11) % % % % % % xxx

(12) Group Insurance % % % % % % xxx

(13) Savings Plan % % % % % % xxx

Subtotal % % % % % % xxx

Operating Expense

(1) Building Rent % % % % % % xxx

(2) Property Taxes % % % % % % xxx

(3) through (23) % % % % % % xxx

(24) Office Supplies % % % % % % xxx

(25) Claims & Losses % % % % % % xxx

Subtotal % % % % % % xxx

Total Expense % % % % % % xxx

Performance Plans

We compare the metrics for each operating company against prior year and target figures. We then determine what actions are required to drive the required margin improvement.

Spread vs. Spread vs.

OpCo 1 Prior Yr. Target Action Plan Examples

Compensation Expense

(1) Executive Salary % xxx xxx Eliminate position in OpCo xxx

(2) Producer Commissions % xxx xxx Renegotiate 3 outlier contracts

(3) through (11) % xxx xxx xxxxx xxxx xxxx xxxx xxxx xxxx

(12) Group Insurance % xxx xxx Will decline with headcount efficiency

(13) Savings Plan % xxx xxx Will decline with headcount efficiency

Subtotal % xxx xxx

Operating Expense

(1) Building Rent % xxx xxx Move OpCo xxx to a smaller office

(2) Property Taxes % xxx xxx Move OpCo xxx to a smaller office

(3) through (23) % xxx xxx xxxxx xxxx xxxx xxxx xxxx xxxx

(24) Office Supplies % xxx xxx Link local bonus to hitting target

(25) Claims & Losses % xxx xxx Better overall risk management

Subtotal % xxx xxx

Total Expense % xxx xxx

Corporate Expense Plans

The Corporate Expense ratio should drop to 4.0% of revenue as we leverage our fixed costs over a revenue base that is growing organically and through acquisitions.

Corporate Expense

Ratio

7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

15.0%

17.5%

20.0%

Sample Total Revenue Growth

L T M 1 2 3 4 5

Year

Note: For illustrative purposes, graph assumes Corporate Expense grows at 7.0 percent

Adjusted Corporate Expense

Corporate Expense ratio has dropped to below 5.5% of revenue on an adjusted basis.

Corporate Exense

Expense Ratio

6.5% 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0%

Public Company Related Expenses

4.5%

5.5%

6.1%

5.4%

2002A 2003A 2004F 2004 Adj.

Year

* Adjustments include annualizing acquisitions and new hires as well as reductions for excess 404 expenses, relocation expenses and remaining San Francisco rent.

Operations Summary

Organizational structure in place and scalable as USI grows Expenses are tracked and compared at the detailed level by region and by operating company Detailed plans are in place to drive Field Margin to 32.0% of revenue Detailed plans are in place to drive Corporate Expense to 4.0% of revenue

U.S.I. Holdings Corporation

Acquisition Strategy

Goals & Objectives

Deliver at least 5% average annual organic revenue growth over the long term, through all industry and economic market cycles Increase EBITDA (earnings before interest, taxes, depreciation and amortization) margins by at least 100 basis points per year, to achieve balanced performance and efficiency levels, with an ultimate “run rate” of 28%

Augment organic revenue growth through a disciplined acquisition strategy adding at least 10% of prior year’s revenues in annualized acquired business

Drive a consistent positive culture and management style throughout the organization Identify, mentor, train, and develop the leadership talent needed to deliver on the long term goals and objectives Maximize long term shareholder value from balanced results

Disciplined Acquisition Strategy

Highly fragmented industry with over 30,000 agencies within P&C brokerage, employee benefits, worksite marketing, etc.

USI’s highly experienced management team has demonstrated its ability to identify, negotiate, consummate and integrate over 200 acquisitions

Disciplined acquisition strategy:

At least 10% of prior-year revenues in annualized acquired business Strong management talent, with desire to grow beyond stand-alone capabilities, Must subscribe to USI cross-sell and management culture Must show ability to grow organically at least 8% annually Current geographic footprint Fold-in acquisitions preferred Must be accretive to cash earnings per share in first 12 months Immediate and aggressive integration of acquired businesses Avoid auctions

Every acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target

Financial Criteria

Must be accretive to cash earnings per share in first 12 months

Target purchase price within 6-7 times Pro Forma EBITDA (excluding synergies)

Mix of cash, seller notes and stock

Use multiple techniques to ensure that financial results meet expectations

Minimum IRR of 15% for stand-alone operations and 12% for fold-in operations

Due Diligence and Integration Process

Comprehensive due diligence process

Financial review Operational review Legal review Human resource review

Comprehensive presentation to our Board of Directors

Business overview Investment considerations Historical and forecasted results Cash flow and IRR

Impact on USI Income Statement

Immediate integration process

Plan in place at date of acquisition Synergies clearly identified

Monitoring and tracking of identified synergies and other deliverables

2003-2004 Acquisitions

Agency	Revenue (MM)	Location	Auction	Footprint	Price	Accretive
Guild Agency	$ 2.4	Westbury, NY	No	Yes	Yes	Yes
Hastings Tapley	$ 11.8	Boston, Mass	No	Yes	Yes	Yes
BMI Insurance	$ 4.5	Long Beach, CA	No	Yes	Yes	Yes
O'Leary-Kientz	$ 4.1	Cincinnati, OH	No	Yes	Yes	Yes
Benefits Team	$ 1.9	Houston, TX	No	Yes	Yes	Yes
Diversified Insurance	$ 0.8	Chicago, IL	No	Yes	Yes	Yes
Bertholon-Rowland Corp.	$ 25.0	New York, NY	No	Yes	Yes	Yes
Dodge, Warren, & Peters	$ 25.0	Los Angeles, CA	No	Yes	No	Yes
Future Planning Associates	$ 10.0	Matawan, NJ	No	Yes	Yes	Yes
Total	$ 85.5					

= Meets = Does Not

56

USI

Overview of Major Pending Transaction

Description

Rev. ($mm)

Rationale

Summit Global Partners, Inc.

(“Summit”)

Established in 1995; based in Dallas, TX

14th largest privately-held insurance brokerage firm in the U.S., with major retail operations in Texas, Florida and California Summit specializes in risk management and employee benefits for middle-market companies $68.0

Summit maintains an attractive geographic footprint with 75% of revenues in USI’s core markets (Texas, Florida, California) allowing synergies Summit has exhibited a strong track record of revenue growth and attractive margins (mid 20s) Minimal integration risk – systems same as USI

Historical Review: Acquired Revenues as        % of Prior Year Revenues

350% 300% 250% 200% 150% 100% 50% 0%

324%

111%

30% 30%

17%

8% 2% 0% 0% 8%

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD

Historical Review: Number of Transactions

30 25 20 15 10 5 0

25

22

15 14

13

6 4 3 2

0 0

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD

Historical Review: Average Revenue per Transaction $25 $20 $15 $10 $5 $0 $20

$5

$4 $ 4

$3 $3 $2

$2 $2

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD

Acquisitions Reviewed and Declined

USI has a disciplined approach to acquisitions which includes disqualifying potential targets that do not fit within our strategy 30 potential transactions with approximately $175 millions in revenues declined in 2004 primarily as a result of:

Management and producers not fully committed to USI cross-sell and management culture Pricing expectations Inability to demonstrate future organic revenue growth

Acquisition Pipeline $350 $300 $250 $200 $150 $100 $50 $0 $305

$253

$191 $167 $130 $104

$10

Q1 2003

Q2 2003

Q3 2003

Q4 2003

Q1 2004

Q2 2004

Q3 2004

Acquisition Summary

Acquisitions are the third leg of the strategy, after organic growth and margin expansion Acquisition candidates must subscribe to the USI culture Acquire at least 10% of prior-year revenues in annualized acquired business within our geographic footprint and maintain acquisition pipeline at a minimum of 3x target acquired revenues

Acquisitions must meet our financial hurdles

Immediate integration of acquired businesses

U.S.I. Holdings Corporation

Leadership Development

Goals & Objectives

Deliver at least 5% average annual organic revenue growth over the long term, through all industry and economic market cycles Increase EBITDA (earnings before interest, taxes, depreciation and amortization) margins by at least 100 basis points per year, to achieve balanced performance and efficiency levels, with an ultimate “run rate” of 28% Augment organic revenue growth through a disciplined acquisition strategy adding at least 10% of prior year’s revenues in annualized acquired business

Drive a consistent positive culture and management style throughout the organization Identify, mentor, train, and develop the leadership talent needed to deliver on the long term goals and objectives

Maximize long term shareholder value from balanced results

Key Leadership Opportunities

Focus on developing leadership talent for USI’s growth strategy.

Deepen our bench strength.

Develop the “USI way” to lead. This will be a key differentiator in the industry.

Assimilate new leaders inherited from multiple acquisitions into the USI culture.

Develop USI’s external pipeline with the proper mix of talent.

Prepare internal leaders for promotions.

Leadership Progression

Corporate Executives

Regional Executives

Operating Company Management

Associates

Talent Pipeline

Leadership Development

At USI, Leadership is a means to differentiate us in the marketplace, a way to assimilate new leaders from acquisitions, develop our current leadership talent and a way to prepare promoted leaders and external hires to support our 3 year business plan.

2004 Accomplishments

Executive coaching at the top Action learning for hi-potentials Identified USI values and leadership competencies

2005 Plans

Executive coaching in the Regions Leadership and development training for OpCo Presidents New Manager Base Camp & Assimilations Business Ethics & Compliance

Performance Management and Development Plans

Employees in all positions striving toward – and paid for—top performance in order for USI to meet its business goals. Establishes consistency in standards and performance feedback. Creates a formal structure and platform for individual development plans for all employees.

2004 Accomplishments

Mid-years and year-end reviews with all Corporate Executives and Regional CEOs Agreement on a performance management structure for 2005

2005 Plans

Evaluation on the “what” and the “how” of performance Differentiation in rating and pay Training on all steps of the way Common review date Development plans

Talent Planning

Identify and develop a deep bench of leaders in order to meet growth targets.

2004 Accomplishments

Identification & review of pipeline to Corporate Executive and Regional CEO positions Development of success profile Ratings of high-potentials against success profile Discussions with pipeline candidates Targeted Executive search to identify external talent.

2005 Plans

Continue reviews at Regional CEO level and push down to OpCo and functions Make at least 2 cross-Region developmental moves Ensure an ongoing dialogue (not paper) that identifies and calibrates talent and links to staffing without creating bureaucracy

Producer Development

Net-new growth depends cross-selling. All producers must be well-informed regarding all products. Need to have alternative talent channels to hire entry level producers.

2004 Accomplishments

CRISP meetings for all producers Practice leaders conducting field presentations, e.g. Management & Professional Services, Wealth Management

2005 Plans

Regional Sales Manager training on USI sales skills; coaching skills with producers Base Camp for new producers Grow Your Own program Audit-to-Sales Apprentice Program (ASAP) Sales and service career paths

Communication

Consistently communicate to all employees and highlight how each role impacts USI’s success.

2004 Accomplishments

Business plan presentations to all major offices Town Hall meetings in all offices

2005 Plans

Continue Town Hall meetings All-employee survey and follow-up action plans

Summary of Leadership Development

Executive coaching and development plans for senior team USI Values and Leadership Competencies are developed, communicated and integrated in all aspects of leadership development Consistent performance management programs differentiate and drive performance Succession plan and process in place for Corporate Executive team and Regional CEOs 3 year business plan presentations to all employees and Town Hall meetings in place to foster communication and to highlight employee involvement

U.S.I Holdings Corporation

Financial Overview

Goals & Objectives

Deliver at least 5% average annual organic revenue growth over the long term, through all industry and economic market cycles Increase EBITDA (earnings before interest, taxes, depreciation and amortization) margins by at least 100 basis points per year, to achieve balanced performance and efficiency levels, with an ultimate “run rate” of 28% Augment organic revenue growth through a disciplined acquisition strategy adding at least 10% of prior year’s revenues in annualized acquired business Drive a consistent positive culture and management style throughout the organization Identify, mentor, train, and develop the leadership talent needed to deliver on the long term goals and objectives

Maximize long term shareholder value from balanced results

Total Revenues $            in thousands

400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 -

2-Year CAGR: 6.7%

16.6% Growth

2001 2002 2003 9-mo. 2003 9-mo. 2004

EBITDA

$            in thousands

80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 -

2-Year CAGR: 55.5%

8.4% Growth

2001 2002 2003 9-mo. 2003 9-mo. 2004

Debt to Capitalization

70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

2000 2001 2002 2003 9-mo. 2004

Debt to EBITDA

8.0x 7.0x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x -

2000 2001 2002 2003 LTM 9-mo. 2004

USI Income Statement

($ in thousands) 9-Months Ended Sept 30, Year Ended

2004 2003 2003 2002

Total Revenues $298,125 $255,781 $354,802 $328,196

Operating Expenses 240,263 202,410 277,687 265,007

EBITDA 57,862 53,371 77,115 63,189

Non-Operating Expenses 31,047 35,602 45,684 52,771

Income (Loss) From Continuing Operations

Before Income Tax Expense/Benefit 26,815 17,769 31,431 10,418

Income Tax Expense (Benefit) 11,024 594 (3,885) (518)

Net Income From Continuing Operations 15,791 17,175 35,316 10,936

Income (Loss) From Discontinued Operations,

Net of Income Taxes - 328 213 (13,751)

Net Income (Loss) $15,791 $17,503 $35,529 $(2,815)

Amortization 18,208 16,131 21,884 21,326

Net Income Adding Back Amortization 33,999 33,634 57,413 18,511

Net Income (Loss) Per Common Share $0.32 $0.38 $0.77 N/M

Net Income (Loss) Adding Back Amortization Per

Common Share (a) $0.69 $0.59 $0.93 N/M

(a) Reflects a normalized tax rate of 41% for 2003

Pro Forma Capitalization

($            thousands) As of September 30, 2004

Actual As Adjusted (a)

Operating Cash $10,271 $45,807

Other Assets 752,430 752,430

Total Assets $762,701 $798,237

Debt:

Term loan & revolver $143,750 $123,750

Seller notes and other debt 34,332 34,332

Total Debt 178,082 158,082

Other Liabilities 275,467 275,467

Total Liabilities $453,549 $433,549

Total Stockholders’ Equity 309,152 364,688

Total Liabilities & Stockholders’ Equity $762,701 $798,237

Total Capitalization $487,234 $522,770

Leverage:

Debt/LTM EBITDA (b) 2.2x 1.9x

Debt/Total Capitalization 36.5% 30.2%

(a) Assumes the receipt of the full amount of the net proceeds of the offering upon settlement of the forward sale agreements

(b) EBITDA defined as income (loss) from continuing operations plus interest expense, income tax expense, early retirement of debt (interest adjustment), depreciation and amortization of intangibles

USI Business Plan Summary

Identified purpose and market position Established clear goals and objectives

Identified and implemented key strategies in support of each goal Documented and communicated business plan to all associates Established dashboard of leading indicators to track progress Stay focused Be prepared to react to changing environment

U.S.I. Holdings Corporation

Questions & Answers